PLEDGE AGREEMENT


         THIS PLEDGE AGREEMENT (this "Agreement") dated as of August 31, 2000 is made by GLOBAL TECHNOVATIONS, INC., a Delaware corporation (the "Pledgor") in favor of GMAC BUSINESS CREDIT, LLC, a Delaware limited liability company, in its capacity as agent for the Lender Parties referred to below (in such capacity, the "Agent").

                               W I T N E S E T H:
                                - - - - - - - - -

         WHEREAS, pursuant to a Credit Agreement of even date herewith (as amended or otherwise modified from time to time, the "Credit Agreement") among Onkyo Acquisition Corporation, an Indiana corporation ("Borrower"), various financial institutions (such financial institutions, together with their respective successors and assigns, collectively the "Lenders" and individually each a "Lender") and the Agent, the Lenders have agreed to make loans to, and to issue letters of credit for the account of, the Borrower from time to time;

         WHEREAS, the Pledgor expects to receive substantial direct and indirect benefits from the extensions of credit to the Borrower by the Lenders pursuant to the Credit Agreement (which benefits are hereby acknowledged);

         WHEREAS, it is a condition precedent to the making of loans and the issuance of letters of credit under the Credit Agreement that the Pledgor execute and deliver this Agreement;

         NOW, THEREFORE, for and in consideration of any loan, advance or other financial accommodation heretofore or hereafter made to the Borrower under or in connection with the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. When used herein, (a) capitalized terms which are not otherwise defined have the meanings assigned thereto in the Credit Agreement; and (b) the following terms have the following meanings (such meanings to be applicable to both the singular and plural forms of such terms):

2.

                  Collateral - see Section 2.

                  ----------       ---------

                  Default means the  occurrence of any of the following  events:
         (a) any Unmatured Event of Default under Section 12.1.1 or 12.1.4 of the Credit Agreement; (b) any Event of Default; or (c) any warranty of the Pledgor herein is untrue or misleading in any material respect and, as a result thereof, the Agent's security interest in any material portion of the Collateral is not perfected or the Agent's rights and remedies with respect to any material portion of the Collateral are materially impaired or otherwise materially adversely affected.

                  Issuer means the issuer of any of the shares of stock or other securities representing all or any of the Collateral.

                  Lender Party means (i) each Lender, and (ii) any Affiliate of a Lender which is a party to a Hedging Agreement with the Borrower.

                  Liabilities means (i) all obligations  (monetary or otherwise)
         of the Borrower or the Pledgor, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, which arise out of or in connection with the Credit Agreement, the Notes, this Agreement, any other Loan Document or any document or instrument executed in connection therewith and (ii) all Hedging Obligations owed by the Borrower to any Lender Party.

1. Pledge. As security for the payment of all Liabilities, the Pledgor hereby pledges to the Agent for the benefit of the Agent and the Lender Parties, and grants to the Agent for the benefit of the Agent and the Lender Parties a continuing security interest in, all of the following:

2.

A. All of the shares of stock and other securities described in Schedule I hereto, all of the certificates and/or instruments representing such shares of stock and other securities, and all cash, securities, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or other securities;

B. All additional shares of stock of any of the Issuers listed in Schedule I hereto at any time and from time to time acquired by the Pledgor in any manner, all of the certificates representing such additional shares, and all cash, securities, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

C. All other property hereafter delivered to the Agent in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such property, and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and

D.       All products and proceeds of all of the foregoing.

All of the foregoing are herein collectively called the "Collateral".

     The Pledgor agrees to deliver to the Agent, promptly upon receipt and in due form for transfer (i.e., endorsed in blank or accompanied by stock or bond powers executed in blank), any Collateral (other than dividends which the Pledgor is entitled to receive and retain pursuant to Section 5 hereof) which may at any time or from time to time come into the possession or control of the Pledgor; and prior to the delivery thereof to the Agent, such Collateral shall be held by the Pledgor separate and apart from its other property and in express trust for the Agent.

3. Warranties; Further Assurances. The Pledgor warrants to the Agent and each Lender Party that: (a) the Pledgor is (or at the time of any future delivery, pledge, assignment or transfer thereof will be) the legal and equitable owner of the Collateral free and clear of all liens, security interests and encumbrances of every description whatsoever other than the security interest created hereunder; (b) the pledge and delivery of the Collateral pursuant to this Agreement will create a valid perfected security interest in the Collateral in favor of the Agent; (c) all shares of stock referred to in Schedule I hereto are duly authorized, validly issued, fully paid and non-assessable; (d) as to each Issuer whose name appears in Schedule I hereto, the Collateral represents on the date hereof not less than the applicable percentage (as shown in Schedule I hereto) of the total shares of capital stock issued and outstanding of such Issuer; and (e) the information contained in Schedule I hereto is true and accurate in all respects.

4. So long as any of the Liabilities shall be outstanding or any commitment shall exist on the part of the Agent or any Lender Party with respect to the creation of any Liabilities, the Pledgor (i) shall not, without the express prior written consent of the Agent, sell, assign, exchange, pledge or otherwise transfer, encumber, or grant any option, warrant or other right to purchase the stock of any Issuer which is pledged hereunder, or otherwise diminish or impair any of its rights in, to or under any of the Collateral; (ii) shall execute such Uniform Commercial Code financing statements and other documents (and pay the costs of filing and recording or re-filing and re-recording the same in all public offices reasonably deemed necessary or appropriate by the Agent) and do such other acts and things, all as the Agent may from time to time reasonably request, to establish and maintain a valid, perfected security interest in the Collateral (free of all other liens, claims and rights of third parties whatsoever) to secure the performance and payment of the Liabilities; (iii) will execute and deliver to the Agent such stock powers and similar documents relating to the Collateral, satisfactory in form and substance to the Agent, as the Agent may reasonably request; and (iv) will furnish the Agent or any Lender Party such information concerning the Collateral as the Agent or such Lender Party may from time to time reasonably request, and will permit the Agent or any Lender Party or any designee of the Agent or any Lender Party, from time to time at reasonable times and on reasonable notice (or at any time without notice during the existence of a Default), to inspect, audit and make copies of and extracts from all records and all other papers in the possession of the Pledgor which pertain to the Collateral, and will, upon request of the Agent at any time when a Default has occurred and is continuing, deliver to the Agent all of such records and papers.

5. Holding in Name of Agent, etc. The Agent may from time to time after the occurrence and during the continuance of a Default, without notice to the Pledgor, take all or any of the following actions: (a) transfer all or any part of the Collateral into the name of the Agent or any nominee or sub-agent for the Agent, with or without disclosing that such Collateral is subject to the lien and security interest hereunder, (b) appoint one or more sub-agents or nominees for the purpose of retaining physical possession of the Collateral, (c) notify the parties obligated on any of the Collateral to make payment to the Agent of any amounts due or to become due thereunder, (d) endorse any checks, drafts or other writings in the name of the Pledgor to allow collection of the Collateral, (e) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto, and (f) take control of any proceeds of the Collateral.

6.   Voting Rights,  Dividends,  etc. (a) Notwithstanding  certain provisions of
     Section 4 hereof, so long as the Agent has not given the notice referred to in paragraph (b) below:
7.
A. The Pledgor shall be entitled to exercise any and all voting or consensual rights and powers and stock purchase or subscription rights (but any such exercise by the Pledgor of stock purchase or subscription rights may be made only from funds of the Pledgor not comprising part of the Collateral) relating or pertaining to the Collateral or any part thereof for any purpose; provided that the Pledgor agrees that it will not exercise any such right or power in any manner which would have a material adverse effect on the value of the Collateral or any part thereof.


B. The Pledgor shall be entitled to receive and retain any and all lawful dividends payable in respect of the Collateral which are paid in cash by any Issuer if such dividends are permitted by the Credit Agreement, but all dividends and distributions in respect of the Collateral or any part thereof made in shares of stock or other property or representing any return of capital, whether resulting from a subdivision, combination or reclassification of Collateral or any part thereof or received in exchange for Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which any Issuer may be a party or otherwise or as a result of any exercise of any stock purchase or subscription right, shall be and become part of the Collateral hereunder and, if received by the Pledgor, shall be forthwith delivered to the Agent in due form for transfer (i.e., endorsed in blank or accompanied by stock or bond powers executed in blank) to be held for the purposes of this Agreement.


C. The Agent shall execute and deliver, or cause to be executed and delivered, to the Pledgor all such proxies, powers of attorney, dividend orders and other instruments as the Pledgor may request for the purpose of enabling the Pledgor to exercise the rights and powers which it is entitled to exercise pursuant to clause (A) above and to receive the dividends which it is authorized to retain pursuant to clause (B) above.

8. Upon notice from the Agent during the existence of a Default, and so long as the same shall be continuing, all rights and powers which the Pledgor is entitled to exercise pursuant to Section 5(a)(A) hereof, and all rights of the Pledgor to receive and retain dividends pursuant to Section 5(a)(B) hereof, shall forthwith cease, and all such rights and powers shall thereupon become vested in the Agent which shall have, during the continuance of such Default, the sole and exclusive authority to exercise such rights and powers and to receive such dividends. Any and all money and other property paid over to or received by the Agent pursuant to this paragraph (b) shall be retained by the Agent as additional Collateral hereunder and applied in accordance with the provisions hereof.

9. Remedies. Whenever a Default shall exist, the Agent may exercise from time to time any rights and remedies available to it under the Uniform Commercial Code as in effect in Illinois or otherwise available to it. Without limiting the foregoing, whenever a Default shall exist the Agent (a) may, to the fullest extent permitted by applicable law, without notice, advertisement, hearing or process of law of any kind, (i) sell any or all of the Collateral, free of all rights and claims of the Pledgor therein and thereto, at any public or private sale or brokers' board and (ii) bid for and purchase any or all of the Collateral at any such public sale and (b) shall have the right, for and in the name, place and stead of the Pledgor, to execute endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral. The Pledgor hereby expressly waives, to the fullest extent permitted by applicable law, any and all notices, advertisements, hearings or process of law in connection with the exercise by the Agent of any of its rights and remedies during the continuance of a Default. Any notification of intended disposition of any of the Collateral shall be deemed reasonably and properly given if given at least ten (10) days before such disposition. Any proceeds of any of the Collateral may be applied by the Agent to the payment of expenses in connection with the Collateral, including, without limitation, reasonable attorneys' fees and legal expenses, and any balance of such proceeds may be applied by the Agent toward the payment of such of the Liabilities, and in such order of application, as the Agent may from time to time elect (and, after payment in full of all Liabilities, any excess shall be delivered to the Pledgor or as a court of competent jurisdiction shall direct).

10.The Agent is hereby authorized to comply with any limitation or restriction in connection with any sale of Collateral as it may be advised by counsel is necessary in order to (a) avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders or purchasers and/or further restrict such prospective bidders or purchasers to persons or entities who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral) or (b) obtain any required approval of the sale or of the purchase by any governmental regulatory authority or official, and the Pledgor agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner and that the Agent shall not be liable or accountable to the Pledgor for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

11. General. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if it takes such action for that purpose as the Pledgor shall request in writing, but failure of the Agent to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the Agent to preserve or protect any rights with respect to the Collateral against prior parties, or to do any act with respect to preservation of the Collateral not so requested by the Pledgor, shall be deemed a failure to exercise reasonable care in the custody or preservation of any Collateral.

12. No delay on the part of the Agent in exercising any right, power or remedy shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement shall be effective unless the same shall be in writing and signed and delivered by the Agent, and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

13. All obligations of the Pledgor and all rights, powers and remedies of the Agent and the Lender Parties expressed herein are in addition to all other rights, powers and remedies possessed by them, including, without limitation, those provided by applicable law or in any other written instrument or agreement relating to any of the Liabilities or any security therefor.

14. This Agreement shall be construed in accordance with and governed by the laws of the State of Illinois applicable to contracts made and to be fully performed in such State. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

15. This Agreement shall be binding upon the Pledgor and the Agent and their respective successors and assigns, and shall inure to the benefit of the Pledgor and the Agent and the successors and assigns of the Agent. Any notice required to be given to any party hereto shall be given in accordance with the terms of the Credit Agreement.

16. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed an original but all such counterparts shall together constitute but one and the same Agreement.

17. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE
PURPOSE  OF ANY  SUCH  LITIGATION  AS  SET  FORTH  ABOVE.  THE  PLEDGOR  FURTHER
IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, TO THE ADDRESS OF THE PLEDGOR SPECIFIED IN, OR PURSUANT TO, THE CREDIT AGREEMENT, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. THE PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. 24. EACH OF THE PLEDGOR, THE AGENT AND (BY ACCEPTING THE BENEFITS HEREOF) EACH LENDER PARTY HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY NOTE, ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING
FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

18. It is the intention of the parties hereto that the priorities and agreements herein contained continue to apply after the enactment by the various States of Revised Article 9 --Secured Transactions (with conforming amendments to Articles 1, 2, 2a, 4, 5, 6, 7 and 8) to the UCC as approved by The American Law Institute in 1998 and approved and recommended for enactment in all the States by the National Conference of Commissioners for Uniform State Laws in 1998 ("Revised
Article 9") and the effectiveness of Revised Article 9 in any State. After the effectiveness of Revised Article 9 in any State governing perfection and the effect of perfection or non-perfection of a security interest in any Collateral, as to such State and such Collateral, (i) all section references herein to, and all defined terms used herein defined in, Article 9 of the UCC as currently in effect shall be deemed to be to any corresponding Section or definition of Revised Article 9, and (ii) if any definition used herein by reference to Revised Article 9 is broader than the corresponding definition used in current
Article 9 of the UCC, such broader definition will apply herein.

                            [SIGNATURE PAGE FOLLOWS]

         Signature Page to Pledge Agreement

         IN WITNESS WHEREOF, this Agreement has been duly executed and delivered as of the day and year first written above.

GLOBAL TECHNOVATIONS, INC., a Delaware corporation

Address: 3030 Barker Drive
             Columbus, IN  47201

By:
Title:


GMAC BUSINESS CREDIT, LLC,
a Delaware limited liability company, as Agent


By:
Name: Mary C. Bookman
Title: Vice President


                                                                          SCHEDULE I
                                                                      TO PLEDGE AGREEMENT

                                                                             STOCK

             Issuer                        Certificate               No. of             Pledged Shares        Total Shares
                                                No.              Pledge Shares          as% of Total            of Issuer
                                                                                        Shares Issued         Outstanding
                                                                                        Oustanding

Onkyo America, Inc., an Indiana                 PA-1                  100                 100%                    100

Onkyo Acquisition Corporation,
an Indiana corporation
Common Shares

                                                1                     100                 100%                    100

